                                                                EXHIBIT 10(r)

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               MARSH SUPERMARKETS, INC. (an Indiana corporation),
                  MARSH DRUGS, INC. (an Indiana corporation),
             MARSH VILLAGE PANTRIES, INC. (an Indiana corporation),
                  MUNDY REALTY, INC. (an Indiana corporation),
                 MAR PROPERTIES, INC. (an Indiana corporation),
                    MARLEASE, INC. (an Indiana corporation),
              MARSH INTERNATIONAL, INC. (an Indiana corporation),
               MARAINES GREENERY, INC. (an Indiana corporation),
                LIMITED HOLDINGS, INC. (an Indiana corporation),
         CONVENIENCE STORE DISTRIBUTING COMPANY (an Ohio partnership),
                   MARSH P.Q., INC. (an Indiana corporation),
                     S.C.T., INC. (an Indiana corporation),
         NORTH MARION DEVELOPMENT CORPORATION (an Indiana corporation),
               CONTRACT TRANSPORT, INC. (an Indiana corporation),
       CRYSTAL FOOD SERVICES, LLC (an Indiana limited liability company),
           LOBILL FOODS, LLC (an Indiana limited liability company),
        CONTRACT TRANSPORT, LLC (an Indiana limited liability company),
        MARSH SUPERMARKETS, LLC (an Indiana limited liability company),
          VILLAGE PANTRY, LLC (an Indiana limited liability company),
            MARSH DRUGS, LLC (an Indiana limited liability company),
             TRADEMARK HOLDINGS, INC. (a Delaware corporation) and
        MARSH CLEARING HOUSE, LLC (an Indiana limited liability company)

                                  $150,000,000

                   8 7/8% Senior Subordinated Notes due 2007

                               PURCHASE AGREEMENT

Dated:  July 29, 1997

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



                               TABLE OF CONTENTS



PURCHASE AGREEMENT................................................................................................1

         SECTION 1.          Representations and Warranties.......................................................3

                  (a)        Representations and Warranties by the Company and the
                             Guarantors...........................................................................3
                             (i)        Similar Offerings.........................................................3
                             (ii)       Offering Memorandum.......................................................3
                             (iii)      Independent Accountants...................................................4
                             (iv)       Financial Statements......................................................4
                             (v)        No Material Adverse Change in Business....................................4
                             (vi)       Good Standing of the Company..............................................4
                             (vii)      Good Standing of Subsidiaries.............................................5
                             (viii)     Capitalization............................................................5
                             (ix)       Authorization of Agreements...............................................6
                             (x)        Authorization of the Indenture............................................6
                             (xi)       Authorization of the Securities and the Guarantees........................6
                             (xii)      Description of the Securities, the Guarantees and
                                        the Indenture.............................................................7
                             (xiii)     Absence of Defaults and Conflicts.........................................7
                             (xiv)      Absence of Labor Disputes.................................................8
                             (xv)       Absence of Proceedings....................................................8
                             (xvi)      Possession of Intellectual Property.......................................9
                             (xvii)     Absence of Further Requirements...........................................9
                             (xviii)    Possession of Licenses and Permits.......................................10
                             (xix)      Title to Property........................................................10
                             (xx)       Tax Returns..............................................................11
                             (xxi)      Insurance................................................................11
                             (xxii)     Solvency.................................................................11
                             (xxiii)    Stabilization or Manipulation............................................12
                             (xxiv)     Related Party Transactions...............................................12
                             (xxv)      Suppliers................................................................12
                             (xxvi)     Environmental Laws.......................................................12
                             (xxvii)    Registration Rights......................................................13
                             (xxviii)   Accounting Controls......................................................13
                             (xxix)     Investment Company Act...................................................13
                             (xxx)      Rule 144A Eligibility....................................................14
                             (xxxi)     No General Solicitation..................................................14

                             (xxxii)    No Registration Required.................................................14
                             (xxxiii)   No Directed Selling Efforts..............................................14
                             (xxxiv)    PORTAL...................................................................14
                             (xxxv)     Authorization of the Credit Agreement....................................15
                  (b)        Officer's Certificates..............................................................15

         SECTION 2.          Sale and Delivery to Initial Purchasers;  Closing...................................15

                  (a)        Securities and Guarantees...........................................................15
                  (b)        Payment.............................................................................15
                  (c)        Qualified Institutional Buyer.......................................................16
                  (d)        Denominations;  Registration........................................................16

         SECTION 3.          Covenants of the Company and the Guarantors.........................................16

                  (a)        Offering Memorandum.................................................................16
                  (b)        Notice and Effect of Material Events................................................16
                  (c)        Amendment to Offering Memorandum and Supplements....................................17
                  (d)        Qualification of Securities and Guarantees for Offer and Sale.......................17
                  (e)        Integration.........................................................................17
                  (f)        Rating of Securities................................................................18
                  (g)        Rule 144A Information...............................................................18
                  (h)        Restriction on Resales..............................................................18
                  (i)        Use of Proceeds.....................................................................18
                  (j)        Restriction on Sale of Securities...................................................18
                  (k)        DTC Clearance.......................................................................19
                  (l)        Legends.............................................................................19
                  (m)        Interim Financial Statements........................................................19
                  (n)        Periodic Reports....................................................................19

         SECTION 4.          Payment of Expenses.................................................................19

                  (a)        Expenses............................................................................19
                  (b)        Termination of Agreement............................................................20

         SECTION 5.          Conditions of Initial Purchasers' Obligations.......................................20

                  (a)        Opinion of Counsel for the Company and the Guarantors...............................20
                  (b)        Opinion of Counsel for the Initial Purchasers.......................................20
                  (c)        Officers' Certificate...............................................................21
                  (d)        Accountant's Comfort Letter and Consent.............................................21

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


                  (e)        Bring-down Comfort Letter...........................................................21
                  (f)        Maintenance of Rating...............................................................22
                  (g)        PORTAL..............................................................................22
                  (h)        Chief Financial Officer's Certificate...............................................22
                  (i)        Registration Rights Agreement and Indenture.........................................22
                  (j)        Credit Agreements...................................................................22
                  (k)        Debt Prepayment Arrangements........................................................23
                  (l)        Additional Documents................................................................23
                  (m)        Termination of Agreement............................................................23

         SECTION 6.          Indemnification.....................................................................23

                  (a)        Indemnification of Initial Purchasers...............................................23
                  (b)        Indemnification of Company, Guarantors and Directors................................24
                  (c)        Actions against Parties;  Notification..............................................25
                  (d)        Settlement without Consent if Failure to Reimburse..................................25

         SECTION 7.          Contribution........................................................................26

         SECTION 8.          Representations, Warranties and Agreements to Survive
                             Delivery............................................................................27

         SECTION 9.          Termination of Agreement............................................................27

                  (a)        Termination;  General...............................................................27
                  (b)        Liabilities.........................................................................28

         SECTION 10.         Default by One or More of the Initial Purchasers....................................28

         SECTION 11.         Notices.............................................................................29

         SECTION 12.         Parties.............................................................................29

         SECTION 13.         Governing Law and Time..............................................................29

         SECTION 14.         Effect of Headings..................................................................30

Schedule A--Initial Purchasers
Schedule B--Guarantors
Schedule C--Securities
Exhibit A-1--Form of Opinion of Bass, Berry & Sims
Exhibit A-2--Form of Opinion of P. Lawrence Butt
Exhibit B--Form of Comfort Letter


                                  $150,000,000

                            MARSH SUPERMARKETS, INC.
                            (an Indiana corporation)

                               PURCHASE AGREEMENT

                                                                  July 29, 1997

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
                 Incorporated
McDonald & Company Securities, Inc.
c/o Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
                 Incorporated
North Tower
World Financial Center
New York, New York 10281-1209

Ladies and Gentlemen:

         Marsh Supermarkets, Inc., an Indiana corporation (the "Company"), and each of the Guarantors listed on Schedule B hereto (the "Guarantors") confirm their respective agreements with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and each of the other Initial Purchasers named in Schedule A hereto (collectively, the "Initial Purchasers", which term shall also include any initial purchaser substituted as hereinafter provided in Section 10 hereof), for whom Merrill Lynch is acting as representative (in such capacity, the "Representative"), with respect to (i) the issue and sale by the Company and the purchase by the Initial Purchasers, acting severally and not jointly, of the respective principal amounts set forth in said Schedule A of $150,000,000 aggregate principal amount of the Company's Senior Subordinated Notes due 2007 (the "Securities") and (ii) the issue and sale by the Guarantors and the purchase by the Initial Purchasers, acting severally and not jointly, of the senior subordinated guarantees (the "Guarantees") of the Company's obligations under the Securities. The Securities and the Guarantees are to be issued pursuant to an



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

indenture dated as of August 5, 1997 (the "Indenture") among the Company, the Guarantors and State Street Bank and Trust Company, as trustee (the "Trustee"). Securities and Guarantees issued in book-entry form will be issued to Cede & Co. as nominee of The Depository Trust Company ("DTC") pursuant to a letter agreement, to be dated as of the Closing Time (as defined in Section 2(b)) (the "DTC Agreement"), among the Company, the Guarantors, the Trustee and DTC.

         The Company and the Guarantors understand that the Initial Purchasers propose to make an offering of the Securities and the Guarantees on the terms and in the manner set forth herein and agree that the Initial Purchasers may resell, subject to the conditions set forth herein, all or a portion of the Securities and the Guarantees to purchasers ("Subsequent Purchasers") at any time after the date of this Agreement. The Securities and the Guarantees are to be offered and sold through the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the "1933 Act"), in reliance upon exemptions therefrom. Pursuant to the terms of the Securities, the Guarantees and the Indenture, investors that acquire Securities and Guarantees may only resell or otherwise transfer such Securities and Guarantees if such Securities and Guarantees are hereafter registered under the 1933 Act or if an exemption from the registration requirements of the 1933 Act is available (including the exemption afforded by Rule 144A ("Rule 144A") or Regulation S ("Regulation S") of the rules and regulations promulgated under the 1933 Act by the Securities and Exchange Commission (the "Commission")).

         The Company and the Guarantors have prepared and delivered to each Initial Purchaser copies of a preliminary offering memorandum dated July 16, 1997 (the "Preliminary Offering Memorandum") and have prepared and will deliver to each Initial Purchaser, on the date hereof or the next succeeding day, copies of a final offering memorandum dated July 29, 1997 (the "Final Offering Memorandum"), each to be used by such Initial Purchaser in connection with its solicitation of, purchases of, or offering of, the Securities and the Guarantees. "Offering Memorandum" means, with respect to any date or time referred to in this Agreement, the most recent offering memorandum (whether the Preliminary Offering Memorandum or the Final Offering Memorandum, or any amendment or supplement to either such document), including exhibits thereto and any documents incorporated therein by reference, which has been prepared and delivered by the Company and the Guarantors to the Initial Purchasers in connection with their solicitation of purchases of, or offering of, the Securities and the Guarantees.

         All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Offering Memorandum (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the

Offering Memorandum; and all references in this Agreement to amendments or supplements to the Offering Memorandum shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934 (the "1934 Act") which is incorporated by reference in the Offering Memorandum.

         The holders of the Securities and the Guarantees will be entitled to the benefits of the registration rights agreement to be dated as of the Closing Time (the "Registration Rights Agreement"), among the Company, the Guarantors and the Initial Purchasers, pursuant to which the Company will agree to file, as soon as practicable after the Closing Time but in any event within 30 days of the Closing Time, a registration statement with the Commission registering the Exchange Securities (as defined in the Registration Rights Agreement) under the 1933 Act.

         SECTION 1.            Representations and Warranties.

         (a) Representations and Warranties by the Company and the Guarantors. The Company and each of the Guarantors, jointly and severally, represent and warrant to each Initial Purchaser as of the date hereof and as of the Closing Time referred to in Section 2(b) hereof, and agree with each Initial Purchaser as follows:

                  (i) Similar Offerings. The Company and the Guarantors have not, directly or indirectly, solicited any offer to buy or offered to sell, and will not, directly or indirectly, solicit any offer to buy or offer to sell, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Securities and the Guarantees in a manner that would require the Securities or the Guarantees to be registered under the 1933 Act.

                  (ii) Offering Memorandum. The Offering Memorandum does not, and at the Closing Time will not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that this representation, warranty and agreement shall not apply to statements in or omissions from the Offering Memorandum made in reliance upon and in conformity with information furnished to the Company and the Guarantors in writing by any Initial Purchaser through Merrill Lynch expressly for use in the Offering Memorandum. The documents incorporated by reference or deemed to be incorporated by reference in the Offering Memorandum at the time they were or hereafter are filed with the Commission complied and will comply in all material respects with the applicable requirements of the 1934 Act and the applicable rules and regulations of the Commission thereunder and, when read together with the other information in the Offering Memorandum, at the date of the Offering

         Memorandum and at the Closing Time, did not and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (iii) Independent Accountants. The accountants who certified the financial statements and supporting schedules included or incorporated by reference in the Offering Memorandum are independent certified public accountants with respect to the Company, the Guarantors and their respective subsidiaries within the meaning of Regulation S-X under the 1933 Act.

                  (iv) Financial Statements. The financial statements, together with the related schedules and notes, included in the Offering Memorandum and the documents incorporated by reference therein present fairly the financial position of the Company and its consolidated Subsidiaries at the dates indicated and the statements of income, changes in shareholders' equity and cash flows of the Company and its consolidated Subsidiaries for the periods specified; said financial statements have been prepared in conformity with United States generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The selected financial data and the summary financial information included in the Offering Memorandum and the documents incorporated by reference therein present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Offering Memorandum and the documents incorporated by reference therein.

                  (v) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Offering Memorandum, except as otherwise stated therein or contemplated thereby, (A) there has been no material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company or any of its Subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its Subsidiaries considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

                  (vi) Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation under the laws of the State of Indiana and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and to enter into and perform its obligations under this Agreement, the Registration Rights Agreement, the Indenture, the Securities, the Exchange Securities, and the DTC Agreement and to enter into and consummate all the transactions in connection therewith as contemplated in the Offering Memorandum; and the Company is duly qualified as a foreign corporation to transact business in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

                  (vii) Good Standing of Subsidiaries. Each subsidiary of the Company (each a "Subsidiary" and collectively the "Subsidiaries") has been duly organized and is validly existing as a corporation, limited liability corporation or partnership under the laws of the jurisdiction of its incorporation or existence, has corporate or partnership power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and is duly qualified as a foreign corporation, limited liability company or partnership to transact business in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify would not result in a Material Adverse Effect; except as otherwise disclosed in the Offering Memorandum, all of the issued and outstanding capital stock or partnership interests of each Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and except as disclosed in the Offering Memorandum is owned by the Company, directly or through the Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock or partnership interests of the Subsidiaries was issued in violation of any preemptive or similar rights arising by operation of law, or under the charter, by-laws or other charter documents of any Subsidiary or under any agreement to which the Company or any Subsidiary is a party. All of the Subsidiaries of the Company are listed on Schedule B attached hereto. During the fiscal year ended March 29, 1997, C.E. Publishing, Inc., Decatur Plaza Associates and Walnut Hills Associates reported, on a collective basis, revenues of $475,888 and net income of $65,901 and as of March 19, 1997 had, on a collective basis, total assets of $2,718,146.

                  (viii) Capitalization. The authorized, issued and outstanding capital stock of the Company was at the date indicated in the Offering Memorandum as set forth in the financial statements, including the schedules and notes, included in the Offering Memorandum (except for subsequent issuances, if any, pursuant to employee benefit plans referred to in the Offering Memorandum or pursuant to the exercise of convertible securities or options referred to in the Offering Memorandum). The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company arising by operation of law, under the charter or by-laws of the Company, under any agreement to which the Company or any of the Subsidiaries is a party or otherwise.

                  (ix) Authorization of Agreements. This Agreement, the Registration Rights Agreement and the DTC Agreement have each been duly authorized by the Company and each of the Guarantors. This Agreement has been, and as of the Closing Time the Registration Rights Agreement and the DTC Agreement each will have been, duly executed and delivered by the Company and each of the Guarantors. Upon the execution and delivery thereof by the Company and each of the Guarantors, the Registration Rights Agreement and the DTC Agreement will constitute valid and binding obligations of the Company and each of the Guarantors, enforceable against the Company and each of the Guarantors in accordance with their terms.

                  (x) Authorization of the Indenture. The Indenture has been duly authorized by the Company and each of the Guarantors and, at the Closing Time, will have been duly executed and delivered by the Company and each of the Guarantors and will constitute a valid and binding agreement of the Company and each of the Guarantors, enforceable against the Company and each of the Guarantors in accordance with its terms.

                  (xi) Authorization of the Securities and the Guarantees. The Securities have been duly authorized by the Company and, at the Closing Time, will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price therefor, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, and will be in the form contemplated by, and entitled to the benefits of, the Indenture. The Guarantees have been duly authorized by the Guarantors and, at the Closing Time, will have been duly executed by the Guarantors and, when authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price therefor, will constitute valid and binding obligations of the Guarantors, enforceable against the Guarantors in accordance with their terms, and will be in the form contemplated by, and entitled to the benefits of, the Indenture. The

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         Exchange Securities have been duly authorized by the Company and each of the Guarantors and, when executed and authenticated and issued and delivered by the Company and each of the Guarantors in exchange for the Securities and the Guarantees pursuant to the Exchange Offer (as defined in the Registration Rights Agreement), will constitute valid and binding obligations of the Company and each of the Guarantors, enforceable against the Company and each of the Guarantors in accordance with their terms.

                  (xii) Description of the Securities, the Guarantees and the Indenture. The Securities, the Guarantees, the Indenture and the Registration Rights Agreement will conform in all material respects to the respective statements relating thereto contained in the Offering Memorandum and will be in substantially the respective forms previously delivered to the Initial Purchasers. The Exchange Securities will conform in all material respects to the statements relating thereto contained in the Offering Memorandum and the Registration Statement at the time it becomes effective. There are no contracts or documents which are required to be described in a registration statement on Form S-1 under the 1933 Act which have not been described in the Offering Memorandum.

                  (xiii) Absence of Defaults and Conflicts. Neither the Company nor any of the Subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them may be bound, or to which any of the property or assets of the Company or any of the Subsidiaries is subject (collectively, "Agreements and Instruments") or has violated or is in violation of any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of the Subsidiaries or any of their assets or properties, except in each case for such defaults or violations that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement, the Registration Rights Agreement, the Indenture, the DTC Agreement, the Securities, the Guarantees, the Exchange Securities and any other agreement or instrument entered into or issued or to be entered into or issued by the Company or any of the Guarantors in connection with the transactions contemplated hereby or thereby or in the Offering Memorandum or in connection with the consummation of the transactions contemplated herein and in the Offering Memorandum (including the issuance and sale of the Securities and the Guarantees and the use of the proceeds from the sale of the Securities and the Guarantees as described in the Offering Memorandum under the caption "Use of

         Proceeds") and compliance by the Company and the Guarantors with their respective obligations hereunder have been duly authorized by all necessary corporate or partnership action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or a Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to, the Agreements and Instruments, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any of the Subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of the Subsidiaries or any of their assets or properties. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of the Subsidiaries which has not been repurchased, redeemed or repaid.

                  (xiv) Absence of Labor Disputes. No labor dispute with the employees of the Company or any of the Subsidiaries exists or, to the knowledge of the Company and the Guarantors, is imminent, and the Company and the Guarantors are not aware of any existing or imminent labor disturbance by the employees of any of their or any of the Subsidiaries' principal suppliers, manufacturers, customers or contractors, which, in any case, may reasonably be expected to result in a Material Adverse Effect.

                  (xv) Absence of Proceedings. Except as disclosed in the Offering Memorandum, there is no action, suit, proceeding, inquiry or investigation, in each case before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company or any Guarantor, threatened, against or affecting the Company or any Subsidiary thereof which, singly or in the aggregate, might reasonably be expected to result in a Material Adverse Effect, or which, singly or in the aggregate, might reasonably be expected to materially and adversely affect the consummation of this Agreement or the performance by the Company and the Guarantors of their respective obligations hereunder or under the Securities, the Guarantees or the Exchange Securities. The aggregate of all pending legal or governmental proceedings to which the Company or any Subsidiary thereof is a party or of which any of their respective property or assets is the subject which are not described in the Offering Memorandum, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect. The indemnification agreement

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         between the Company and certain parties in connection with a certain
         Indiana lawsuit brought against the Company has been authorized, executed and delivered by the Company and constitutes the valid and binding obligation of the parties thereto, enforceable in accordance with its terms, and provides the Company with full and complete indemnification (without deductibles) for all costs, liabilities and expenses in connection with such lawsuit and the claims related thereto. Other than such Indiana lawsuit and other than as disclosed to the Initial Purchasers in writing, there is no other action, suit, proceeding, inquiry or investigation, in each case before or by any court or governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Company or any Guarantor, threatened against the Company or any Subsidiary thereof, in connection with or related to the sale by the Company or any Subsidiary thereof of tobacco-related products.

                  (xvi) Possession of Intellectual Property. The Company and the Subsidiaries own, possess or license, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them, and neither the Company nor any of the Subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property (including Intellectual Property which is licensed) or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of the Subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would reasonably be expected to result in a Material Adverse Effect.

                  (xvii) Absence of Further Requirements. Except as disclosed in the Offering Memorandum, no filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company or any of the Guarantors of their respective obligations hereunder, in connection with the offering, issuance or sale of the Securities and the Guarantees hereunder or the consummation of the transactions contemplated by or for the due execution, delivery or performance of this Agreement, the Registration Rights Agreement, the Indenture, the DTC Agreement, the Securities, the Guarantees, the Exchange Securities or any other agreement or instrument entered into or issued or to be entered into or issued by the Company or any of the Subsidiaries in connection with the consummation of the transactions contemplated herein and in the Offering

         Memorandum (including the issuance and sale of the Securities and the Guarantees and the use of the proceeds from the sale of the Securities and the Guarantees as described in the Offering Memorandum under the caption "Use of Proceeds").

                  (xviii) Possession of Licenses and Permits. The Company and the Subsidiaries possess all governmental permits, licenses, approvals, consents, certificates and other authorizations (collectively, "Governmental Licenses") which are material to the Company issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them respectively; the Company and the Subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses and with the rules and regulations of the regulatory authorities and governing bodies having jurisdiction with respect thereto, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and neither the Company nor any of the Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses, nor are there, to the knowledge of the Company or any Guarantor, pending or threatened actions, suits, claims or proceedings against the Company or any Subsidiary before any court, governmental agency or body or otherwise that, if successful, would limit, revoke, cancel, suspend or cause not to be renewed any Governmental License, in each case, which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

                  (xix) Title to Property. The Company and the Subsidiaries have good and marketable title to all real property owned by the Company and the Subsidiaries and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Offering Memorandum or
         (b) do not, singly or in the aggregate, materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company or any of the Subsidiaries; and all of the leases and subleases material to the business of the Company and the Subsidiaries, considered as one enterprise, and under which the Company or any of the Subsidiaries holds properties described in the Offering Memorandum, are in full force and effect, and neither the Company nor any of the Subsidiaries has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any of the Subsidiaries under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or any Subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

                  (xx) Tax Returns. All United States federal income tax returns of the Company and the Subsidiaries required by law to be filed have been filed and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except assessments against which appeals have been or will be promptly taken and as to which adequate reserves have been provided. The Company and the Subsidiaries have filed all other tax returns that are required to have been filed by them pursuant to applicable foreign, federal, state, local or other law except insofar as the failure to file such returns would not result in a Material Adverse Effect, and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company and the Subsidiaries, except for such taxes, if any, as are being contested in good faith and by appropriate proceedings and as to which adequate reserves have been provided. The charges, accruals and reserves on the books of the Company in respect of all federal, state, local and foreign tax liabilities of the Company and each Subsidiary for any years not finally determined are adequate to meet any assessments or re-assessments for additional income tax for any years not finally determined, except to the extent of any inadequacy that would not result in a Material Adverse Effect.

                  (xxi) Insurance. The Company and the Subsidiaries carry or are entitled to the benefits of insurance, with financially sound and reputable insurers, in such amounts and covering such risks as is generally maintained by companies of established repute engaged in the same or similar business, and all such insurance is in full force and effect.

                  (xxii) Solvency. The Company and each of the Guarantors is, and immediately after the Closing will be, Solvent. As used herein, the term "Solvent" means, with respect to the Company and each Guarantor, as the case may be, on a particular date, that on such date
         (A) the fair market value of the assets of the Company or such Guarantor is greater than the total amount of liabilities (including contingent liabilities) of the Company or such Guarantor, (B) the present fair salable value of the assets of the Company or such Guarantor is greater than the amount that will be required to pay the probable liabilities of the Company or such Guarantor on its debts as they become absolute and mature, (C) the Company or such Guarantor is able to realize upon its assets and pay its debts and other liabilities, including contingent obligations, as they mature, and (D) the Company or such Guarantor does not have unreasonably small capital.

                  (xxiii) Stabilization or Manipulation. Neither the Company nor any Guarantor nor any of their respective officers, directors or controlling persons has taken, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company or any Guarantor in order to facilitate the sale or resale of the Securities or the Guarantees. The Company and the Guarantors have not distributed and, prior to the later to occur of (i) the Closing Time and (ii) completion of the distribution of the Securities and the Guarantees, will not distribute any offering material in connection with the offering and sale of the Securities and the Guarantees other than the Offering Memorandum or other materials, if any, permitted by the 1933 Act and approved by the Representative.

                  (xxiv) Related Party Transactions. No relationship, direct or indirect, exists between or among any of the Company, the Guarantors or any affiliate of the Company or any Guarantor, on the one hand, and any director, officer, stockholder, customer or supplier of any of them, on the other hand, which is required by the 1933 Act or by the rules and regulations enacted thereunder to be described in a registration statement on Form S-1 which is not so described or is not described as required in the Offering Memorandum.

                  (xxv) Suppliers. No supplier of merchandise to the Company or any of the Subsidiaries has ceased shipments of merchandise to the Company or any of the Subsidiaries, other than in the normal and ordinary course of business consistent with past practices, which cessation would not result in a Material Adverse Effect.

                  (xxvi) Environmental Laws. Except as described in the Offering Memorandum and except such matters as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any of the Subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products or nuclear or radioactive material (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous

         Materials (collectively, "Environmental Laws"), (B) the Company and the Subsidiaries have all permits, licenses, authorizations and approvals currently required for their respective businesses under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of the Subsidiaries and (D) there are no events, facts or circumstances that might reasonably be expected to form the basis of any liability or obligation of the Company or any of the Subsidiaries, including, without limitation, any order, decree, plan or agreement requiring clean-up or remediation, or any action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of the Subsidiaries relating to any Hazardous Materials or Environmental Laws.

                  (xxvii) Registration Rights. There are no holders of securities (debt or equity) of the Company or any Guarantor, or holders of rights (including, without limitation, preemptive rights), warrants or options to obtain securities of the Company or any Guarantor, who in connection with the issuance, sale and delivery of the Securities, the Guarantees and the Exchange Securities, if any, and the execution, delivery and performance of this Agreement and the Registration Rights Agreement, have the right to request the Company or any Guarantor to register securities held by them under the 1933 Act.

                  (xxviii) Accounting Controls. The Company and its consolidated Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorization; and
         (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (xxix) Investment Company Act. The Company and each of the Guarantors is not, and upon the issuance and sale of the Securities and the Guarantees as herein contemplated and the application of the net proceeds therefrom as described in the Offering Memorandum will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

                  (xxx) Rule 144A Eligibility. The Securities and the Guarantees are eligible for resale pursuant to Rule 144A and will not be, at the Closing Time, of the same class as securities listed on a national securities exchange registered under Section 6 of the 1934 Act, or quoted in a U.S. automated interdealer quotation system.

                  (xxxi) No General Solicitation. None of the Company, the Guarantors, any of their respective affiliates, as such term is defined in Rule 501(b) under the 1933 Act ("Affiliates"), or any person acting on any of their behalf (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation) has engaged or will engage, in connection with the offering of the Securities and the Guarantees, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the 1933 Act.

                  (xxxii) No Registration Required. Subject to compliance by the Initial Purchasers with the representations and warranties set forth in Section 2, it is not necessary in connection with the offer, sale and delivery of the Securities and the Guarantees to the Initial Purchasers and to each Subsequent Purchaser in the manner contemplated by this Agreement and the Offering Memorandum to register the Securities and the Guarantees under the 1933 Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended (the "1939 Act").

                  (xxxiii) No Directed Selling Efforts. With respect to those Securities and Guarantees sold in reliance on Regulation S, (A) none of the Company, the Guarantors, any of their respective Affiliates or any person acting on their behalf (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation) has engaged or will engage in any directed selling efforts within the meaning of Regulation S and (B) each of the Company, the Guarantors, any of their respective Affiliates and any person acting on their behalf (other than the Initial Purchasers, as to whom the Company and the Guarantors make no representation) has complied and will comply with the offering restrictions requirement of Regulation S.

                  (xxxiv) PORTAL. There are no securities of the Company or any of the Guarantors which are of the same class as the Securities or the Guarantees that are listed on a national securities exchange registered under Section 6 of the 1934 Act, or quoted in a United States automated inter dealer quotation system. The Company and the Guarantors have been advised by the National Association of Securities Dealers, Inc. PORTAL Market that the Securities and the Guarantees will be designated PORTAL eligible securities in accordance with the rules and regulations of the National Association of Securities Dealers, Inc.

                  (xxxv) Authorization of the Credit Agreement. The $30 million credit agreement among the Company, Marsh Supermarkets, LLC ("LLC"), the other guarantors named therein and Harris Bank, dated as of July 25, 1997 (the "Harris Credit Agreement"), has been duly authorized, executed and delivered by the Company and LLC and constitutes a valid and binding obligation of the Company and LLC, enforceable against the Company and LLC in accordance with its terms.

         (b) Officer's Certificates. Any certificate signed by any officer of the Company or any of the Subsidiaries delivered to the Initial Purchasers or to counsel for the Initial Purchasers pursuant to the terms of this Agreement shall be deemed a representation and warranty by the Company or any of the Subsidiaries to each Initial Purchaser as to the matters covered thereby.

         SECTION 2.   Sale and Delivery to Initial Purchasers; Closing.

         (a) Securities and Guarantees. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company and the Guarantors agree to sell to each Initial Purchaser, severally and not jointly, and each Initial Purchaser, severally and not jointly, agrees to purchase from the Company and the Guarantors, at the price set forth in Schedule C, the aggregate principal amount of Securities (including the Guarantees) set forth in Schedule A opposite the name of such Initial Purchaser, plus any additional principal amount of Securities (including the Guarantees) which such Initial Purchaser may become obligated to purchase pursuant to the provisions of Section 10 hereof.

         (b) Payment. Payment of the purchase price for, and delivery of certificates for, the Securities and the Guarantees shall be made at the office of Fried, Frank, Harris, Shriver & Jacobson, or at such other place as shall be agreed upon by the Representative, the Company and the Guarantors at 9:00 A.M. (New York Time) on the fifth business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Representative, the Company and the Guarantors (such time and date of payment and delivery being herein called the "Closing Time").

         Payment shall be made to the Company and the Guarantors by wire transfer of immediately available funds to a bank account designated by the Company and the Guarantors, against delivery to the respective accounts of the Initial Purchasers of certificates for the Securities and the Guarantees to be purchased by them. It is understood that each Initial Purchaser has authorized the Representative, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Securities and the Guarantees which it has agreed to purchase. Merrill Lynch, individually and not as representative of the Initial Purchasers, may (but shall not be obligated to) make payment of the purchase price for the Securities and the Guarantees to be purchased by any Initial Purchaser whose funds have not been received by the Closing Time, but such payment shall not relieve such Initial Purchaser from its obligations hereunder. The certificates representing the Securities and the Guarantees shall be registered in the name of Cede & Co. pursuant to the DTC Agreement, or physical certificates representing the Securities and the Guarantees shall be registered in the names and denominations requested by the Initial Purchasers, and in either case shall be made available for examination and packaging by the Initial Purchasers in The City of New York not later than 9:00 A.M. on the last business day prior to the Closing Time.

         (c) Qualified Institutional Buyer. Each Initial Purchaser severally and not jointly represents and warrants to, and agrees with, the Company and each of the Guarantors that it is a "qualified institutional buyer" within the meaning of Rule 144A under the 1933 Act (a "Qualified Institutional Buyer") and an "accredited investor" within the meaning of Rule 501(a) under the 1933 Act (an "Accredited Investor").

         (d) Denominations; Registration. Certificates for the Securities (including the Guarantees) shall be in such denominations ($1,000 or integral multiples thereof) and registered in such names as the Representative may request in writing at least one full business day before the Closing Time.

         SECTION 3. Covenants of the Company and the Guarantors. The Company and the Guarantors, jointly and severally, covenant with each Initial Purchaser as follows:

         (a) Offering Memorandum. The Company and the Guarantors, as promptly as possible, will furnish to each Initial Purchaser, without charge, such number of copies of the Preliminary Offering Memorandum, the Final Offering Memorandum and any amendments and supplements thereto and documents incorporated by reference therein as such Initial Purchaser may reasonably request.

         (b) Notice and Effect of Material Events. The Company and the Guarantors will immediately notify each Initial Purchaser, and confirm such notice in writing, of (x) any filing made by the Company or any Guarantor of information relating to the offering of the Securities and the Guarantees with any securities exchange or any other regulatory body in the United States or any other jurisdiction, and (y) prior to the completion of the placement of the Securities and the Guarantees by the Initial Purchasers as evidenced by a notice in writing from the Initial Purchasers to the Company, any material changes in or affecting the earnings, business affairs or business prospects of the Company and the Subsidiaries which (i) make any statement in the Offering Memorandum or any document incorporated by reference in the Offering Memorandum false or misleading or (ii) are not disclosed in the Offering Memorandum. In such event or if during such time any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of the Company and the Guarantors, their counsel, the Initial Purchasers or counsel for the Initial Purchasers, to amend or supplement the Final Offering Memorandum in order that the Final Offering Memorandum not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances then existing, the Company and the Guarantors will forthwith amend or supplement the Final Offering Memorandum by preparing and furnishing to each Initial Purchaser an amendment or amendments of, or a supplement or supplements to, the Final Offering Memorandum (in form and substance satisfactory in the reasonable opinion of counsel for the Initial Purchasers) so that, as so amended or supplemented, the Final Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a Subsequent Purchaser, not misleading.

         (c) Amendment to Offering Memorandum and Supplements. The Company and the Guarantors will advise each Initial Purchaser promptly of any proposal to amend or supplement the Offering Memorandum and will not effect such amendment or supplement without the consent of the Initial Purchasers, which shall not be unreasonably withheld. Neither the consent of the Initial Purchasers to, nor the Initial Purchaser's delivery of, any such amendment or supplement, shall constitute a waiver of any of the conditions set forth in Section 5 hereof.

         (d) Qualification of Securities and Guarantees for Offer and Sale. The Company and the Guarantors will use their best efforts to register or qualify the Securities and the Guarantees for offering and sale under the applicable securities laws of such jurisdictions as the Representative may designate and will maintain such qualifications in effect as long as required for the sale of the Securities and the Guarantees; provided, however, that the Company and the Guarantors shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

         (e) Integration. The Company and the Guarantors agree that they will not and will cause their affiliates not to make any offer or sale of securities of the Company or any Guarantor of any class if, as a result of the doctrine of "integration" referred to in Rule 502 under the 1933 Act, such offer or sale could be deemed to render invalid (for the purpose of (i) the sale of the Securities and the Guarantees by the Company and the Guarantors to the Initial Purchasers, (ii) the resale of the Securities and the Guarantees by the Initial Purchasers to Subsequent Purchasers or (iii) the resale of the Securities and the Guarantees by such Subsequent Purchasers to others) the exemption from the registration requirements of the 1933 Act provided by Section 4(2) thereof or by Rule 144A or by Regulation S thereunder or otherwise.

         (f) Rating of Securities. The Company and the Guarantors shall take all reasonable action necessary to enable Standard & Poor's Corporation ("S&P"), and Moody's Investors Service, Inc. ("Moody's"), to provide their respective credit ratings of the Securities and the Guarantees.

         (g) Rule 144A Information. The Company and the Guarantors agree that, in order to render the Securities and the Guarantees eligible for resale pursuant to Rule 144A under the 1933 Act, while any of the Securities and the Guarantees remain outstanding, it will make available, upon request, to any holder of Securities and Guarantees or prospective purchasers of Securities and Guarantees the information specified in Rule 144A(d)(4), unless the Company and the Guarantors furnish information to the Commission pursuant to Section 13 or 15(d) of the 1934 Act (such information, whether made available to holders or prospective purchasers or furnished to the Commission, is hereinafter referred to as "Additional Information").

         (h) Restriction on Resales. Until the expiration of two years after the original issuance of the Securities and the Guarantees, the Company and the Guarantors will not, and will cause their "affiliates" (as such term is defined in Rule 144(a)(1) under the 1933 Act) not to, resell any Securities and Guarantees which are "restricted securities" (as such term is defined under Rule 144(a)(3) under the 1933 Act) that have been reacquired by any of them and shall immediately upon any purchase of any such Securities and Guarantees submit such Securities and Guarantees to the Trustee for cancellation.

         (i) Use of Proceeds. The Company and the Guarantors will use the net proceeds received by them from the sale of the Securities and the Guarantees in the manner specified in the Offering Memorandum under "Use of Proceeds." The Company will send a notice of redemption to Holders of the Senior Notes (as defined in the Offering Memorandum) no later than the Closing Time.

         (j) Restriction on Sale of Securities. During a period of 90 days from the date of the Offering Memorandum, the Company and the Guarantors will not, without the prior written consent of Merrill Lynch, directly or indirectly, issue, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any debt securities or guarantees of debt securities of the Company (other than borrowings under the Company's bank credit agreements, the Securities, the Guarantees and the Exchange Securities).

         (k) DTC Clearance. The Company and the Guarantors will use all reasonable efforts in cooperation with the Initial Purchasers to permit the Securities and the Guarantees to be eligible for clearance and settlement through DTC.

         (l) Legends. Each certificate for a Security (including the Guarantee) will bear the legend contained in "Notice to Investors" in the Offering Memorandum for the time period and upon the other terms stated in the Offering Memorandum.

         (m) Interim Financial Statements. Prior to the Closing Time, the Company shall furnish to the Initial Purchasers copies of any budgets or revised budgets for fiscal 1997 and any unaudited interim financial statements of the Company, promptly after they have been completed, for any periods subsequent to the periods covered by the financial statements appearing in the Offering Memorandum.

         (n) Periodic Reports. For a period of three years after the Closing Time, the Company and the Guarantors will furnish to the Initial Purchasers copies of all annual reports, quarterly reports and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, and such other documents, reports and information as shall be furnished by the Company and the Guarantors generally to the holders of the Securities and the Guarantees or to security holders of its publicly issued securities generally.

         SECTION 4.            Payment of Expenses.

         (a) Expenses. The Company and the Guarantors, jointly and severally, will pay all expenses incident to the performance of their respective obligations under this Agreement, including (i) the preparation, printing and any filing of the Offering Memorandum and the Registration Statement (including financial statements and any schedules or exhibits) and of each amendment or supplement thereto, including the preliminary prospectuses and the prospectus to be contained in the Registration Statement, (ii) the preparation, printing and delivery to the Initial Purchasers of this Agreement, the Registration Rights Agreement, the Indenture and such other documents as may be required in connection with the offering, purchase, sale and delivery of the Securities and the Guarantees, (iii) the preparation, issuance and delivery of the certificates for the Securities and the Guarantees to the Initial Purchasers, including any charges of DTC in connection therewith, (iv) the fees and disbursements of the Company's and the Guarantors' counsel, accountants and other advisors, (v) the qualification of the Securities and the Guarantees under securities laws in accordance with the provisions of Section 3(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Initial Purchasers in connection therewith and in connection with the preparation of the Blue Sky Survey, any supplement thereto and any Legal Investment Survey, (vi) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture, the Securities and the Guarantees, (vii) any fees payable in connection with the rating of the Securities and the Guarantees and the listing of the Securities and the Guarantees with the Private Offerings, Resales and Trading Through Automated Linkages ("PORTAL") market, and (viii) any filing fees incident to, and any reasonable fees and disbursements of counsel to the Initial Purchasers in connection with, the review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities and the Guarantees.

         (b) Termination of Agreement. If this Agreement is terminated by the Representative in accordance with the provisions of Section 5 or Section 9(a)(i) or 9(a)(ii) hereof, the Company and the Guarantors, jointly and severally, shall reimburse the Initial Purchasers for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Initial Purchasers.

         SECTION 5. Conditions of Initial Purchasers' Obligations. The obligations of the several Initial Purchasers hereunder are subject to the accuracy of the representations and warranties of the Company and the Guarantors contained in Section 1 hereof or in certificates of any officer of the Company or any of the Subsidiaries delivered pursuant to the provisions hereof, to the performance by the Company and the Guarantors of their covenants and other obligations hereunder, and to the following further conditions:

         (a) Opinion of Counsel for the Company and the Guarantors. At the Closing Time, the Initial Purchasers shall have received the favorable opinions, dated as of the Closing Time, of each of Bass, Berry & Sims PLC, counsel for the Company and the Guarantors, and P. Lawrence Butt, Vice President, Counsel and Secretary of the Company, in each case in form and substance satisfactory to counsel for the Initial Purchasers, together with signed or reproduced copies of such letters for each of the other Initial Purchasers to the effect set forth in Exhibits A-1 and A-2, respectively, hereto and to such further effect as counsel to the Initial Purchasers may reasonably request.

         (b) Opinion of Counsel for the Initial Purchasers. At the Closing Time, the Initial Purchasers shall have received the favorable opinion, dated as of the Closing Time, of Fried, Frank, Harris, Shriver & Jacobson, counsel for the Initial Purchasers, together with signed or reproduced copies of such letter for each of the other Initial Purchasers, with respect to certain matters set forth in paragraphs (1) through (5), inclusive, (8) (solely as to the information in the Offering Memorandum under "Description of the Notes") and the penultimate paragraph of Exhibit A-1 hereto and paragraphs (1) and (2) of Exhibit A-2 hereto. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to the Representative, including internal counsel of the Company. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company, the Guarantors and the Subsidiaries and certificates of public officials.

         (c) Officers' Certificate. At the Closing Time, (i) the Offering Memorandum, as it may then be amended or supplemented, including the documents incorporated by reference therein, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) there shall not have been, since the respective dates as of which information is given in the Offering Memorandum, any material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and of the Subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business; (iii) the Company and the Guarantors shall have complied with all agreements and satisfied all conditions on their part to be performed or satisfied at or prior to the Closing Time; and (iv) the representations and warranties of the Company and the Guarantors in Section 1 shall be accurate and true and correct as though expressly made at and as of the Closing Time. At the Closing Time, the Initial Purchasers shall have received a certificate of the Chief Executive Officer of the Company and the Chief Financial Officer of the Company, and equivalent officials of each Guarantor, dated as of the Closing Time, to such effect.

         (d) Accountant's Comfort Letter and Consent. At the time of the execution of this Agreement, the Initial Purchasers shall have received from Ernst & Young LLP a letter dated such date, in form and substance satisfactory to the Representative or to counsel for the Initial Purchasers, together with signed or reproduced copies of such letter for each of the other Initial Purchasers, containing statements and information of the type ordinarily included in accountants' "comfort letters" to Initial Purchasers with respect to the financial statements and certain financial information contained in the Offering Memorandum and in the form of Exhibit B attached hereto. Ernst & Young LLP shall provide in a separate writing a consent to the inclusion of its report in the Offering Memorandum and to the reference to it under the caption "Independent Auditors" in the Offering Memorandum.

         (e) Bring-down Comfort Letter. At the Closing Time, the Initial Purchasers shall have received from Ernst & Young LLP a letter, dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (d) of this Section, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.

         (f) Maintenance of Rating. At the Closing Time, the Securities and the Guarantees shall be rated at least B2 by Moody's and B+ by S&P, and the Company and the Guarantors shall have delivered to the Representative a letter dated the Closing Time, from each such rating agency, or other evidence satisfactory to the Representative, confirming that the Securities and the Guarantees have such ratings; and since the date of this Agreement, there shall not have occurred a downgrading in the rating assigned to the Securities and the Guarantees or any of the Company's and the Guarantor's other debt securities by any nationally recognized securities rating agency, and no such securities rating agency shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Securities and the Guarantees or any of the Company's and the Guarantor's other debt securities.

         (g) PORTAL. At the Closing Time, the Securities and the Guarantees shall have been designated for trading on PORTAL.

         (h) Chief Financial Officer's Certificate. At the Closing Time, the Initial Purchasers shall have received a certificate of the principal financial officer of the Company and the Guarantors as to certain agreed upon accounting matters.

         (i) Registration Rights Agreement and Indenture. The Company and each of the Guarantors shall have duly authorized, executed and delivered the Registration Rights Agreement and the Indenture to the Initial Purchasers in a form and substance satisfactory to the Representative and counsel to the Initial Purchasers.

         (j) Credit Agreements. At the Closing Time and upon consummation of the transactions contemplated hereby, (i) the Company and LLC shall have either amended the credit agreement, dated as of August 1, 1992, with National City Bank, Indiana, as amended, and the credit agreement, dated as of May 23, 1997, with Keybank National Association (collectively, the "Revolving Credit Agreements"), so that such Revolving Credit Agreements permit and a default or event of default under such Revolving Credit Agreements is not caused by the issuance of the Notes and the Guarantees and the use of the estimated net proceeds thereof, or alternatively shall have terminated the Revolving Credit Agreements and (ii) the Company and the Guarantors shall have received all consents, including consents under any credit agreements, necessary to the issuance and sale of the Securities and the Guarantees and the consummation of the transactions contemplated hereby, or shall have amended any agreements so as to obviate the necessity of such consents, in each case in a form and substance satisfactory to the Representative and counsel for the Initial Purchasers.

         (k) Debt Prepayment Arrangements. At or prior to the Closing Time, the Company shall have entered into escrow arrangements, in form and substance satisfactory to the Representative or to counsel for the Initial Purchasers, for the prepayment of the Senior Notes as described in the section entitled "Use of Proceeds" in the Offering Memorandum

         (l) Additional Documents. At the Closing Time, counsel for the Initial Purchasers shall have been furnished with such documents and opinions as they may require (including any consents under any agreements to which the Company or any Guarantor is a party) for the purpose of enabling them to pass upon the issuance and sale of the Securities and the Guarantees as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company and the Guarantors in connection with the issuance and sale of the Securities and the Guarantees as herein contemplated shall be satisfactory in form and substance to the Initial Purchasers and counsel for the Initial Purchasers.

         (m) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representative by notice to the Company at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6 and 7 shall survive any such termination and remain in full force and effect.

         SECTION 6.   Indemnification.

         (a) Indemnification of Initial Purchasers. The Company and each of the Guarantors, jointly and severally, agree to indemnify and hold harmless each Initial Purchaser and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

                  (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Memorandum or the Final Offering Memorandum (or any amendment or supplement thereto (including any document incorporated by reference into the Preliminary Offering Memorandum or Final Offering Memorandum)), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company; and

                  (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company or the Guarantors by any Initial Purchaser through Merrill Lynch expressly for use in the Offering Memorandum (or any amendment thereto); provided, further, that the Company and the Guarantors will not be liable to the Initial Purchasers or any person controlling such Initial Purchasers with respect to any such untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Offering Memorandum to the extent that the Company and the Guarantors shall sustain the burden of proving that any such loss, liability, claim, damage or expense resulted from the fact that the Initial Purchaser sold securities to a person to whom such Initial Purchaser failed to send or give, at or prior to the written confirmation of the sale of such Securities, a copy of the Final Offering Memorandum (as amended or supplemented) if the Company and the Guarantors have previously furnished copies thereof to the Initial Purchasers (sufficiently in advance of the Closing Time to allow for distribution of the Final Offering Memorandum in a timely manner) and complied with their obligations under Sections 3(b) and 3(c) hereof and the loss, liability, claim, damage or expense of the Initial Purchasers resulted from an untrue statement or omission or alleged untrue statement or omission of a material fact contained in or omitted from such Preliminary Offering Memorandum (as amended or supplemented) which was corrected in the Final Offering Memorandum (as amended or supplemented).

         (b) Indemnification of Company, Guarantors, and Directors. Each Initial Purchaser severally agrees to indemnify and hold harmless the Company, the Guarantors and their directors, and each person, if any, who controls the Company or the Guarantors within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Offering Memorandum in reliance upon and in conformity with written information furnished to the Company or the Guarantors by such Initial Purchaser through Merrill Lynch expressly for use in the Offering Memorandum.

         (c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to
Section 6(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this
Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

         (d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by
Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

         SECTION 7. Contribution. If the indemnification provided for in
Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchasers on the other hand from the offering of the Securities and the Guarantees pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Guarantors on the one hand and of the Initial Purchasers on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

         The relative benefits received by the Company and the Guarantors on the one hand and the Initial Purchasers on the other hand in connection with the offering of the Securities and the Guarantees pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities and the Guarantees pursuant to this Agreement (before deducting expenses) received by the Company and the Guarantors and the total underwriting discount received by the Initial Purchasers, bear to the aggregate initial offering price of the Securities and the Guarantees.

         The relative fault of the Company and the Guarantors on the one hand and the Initial Purchasers on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Guarantors, or by the Initial Purchasers, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company, the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

         Notwithstanding the provisions of this Section 7, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities (including the Guarantees) underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

         No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         For purposes of this Section 7, each person, if any, who controls an Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Initial Purchaser, and each director of the Company and each Guarantor, and each person, if any, who controls the Company and each Guarantor within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company and each Guarantor. The Initial Purchasers' respective obligations to contribute pursuant to this Section 7 are several in proportion to the principal amount of Securities (including the Guarantees) set forth opposite their respective names in Schedule A hereto and not joint.

         SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of the Subsidiaries submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchaser or controlling person, or by or on behalf of the Company or any Guarantor, and shall survive delivery of the Securities (including the Guarantees) to the Initial Purchasers.

         SECTION 9.            Termination of Agreement.

         (a) Termination; General. The Representative may terminate this Agreement, by notice to the Company and the Guarantors, at any time at or prior to the Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Offering Memorandum, any material adverse change in the condition (financial or otherwise), earnings, business affairs or business prospects of the Company and the Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there shall have occurred a downgrading in the rating assigned to the Securities or the Guarantees or any of the Company's or any Guarantor's other debt securities by any nationally recognized securities rating agency, or if such securities rating agency shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Securities, the Guarantees or any of the Company's or Guarantor's other debt securities or guarantees of debt securities, or (iii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representative, impracticable to market the Securities or the Guarantees or to enforce contracts for the sale of the Securities or the Guarantees, or (iv) if trading in any securities of the Company or any Guarantor has been suspended or limited by the Commission or the NASDAQ National Market System, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the NASDAQ National Market System has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or (v) if a banking moratorium has been declared by either Federal or New York authorities.

         (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6 and 7 shall survive such termination and remain in full force and effect.

         SECTION 10. Default by One or More of the Initial Purchasers. If one or both of the Initial Purchasers shall fail at Closing Time to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Representative shall have the right, but not the obligation, within 24 hours thereafter, to make arrangements for the non-defaulting Initial Purchaser, or any other initial purchaser, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representative shall not have completed such arrangements within such 24-hour period, then this Agreement shall terminate without liability on the part of any non-defaulting Initial Purchaser.

         No action taken pursuant to this Section shall relieve any defaulting Initial Purchaser from liability in respect of its default.

         In the event of any such default which does not result in a termination of this Agreement, either the Representative, the Company or the Guarantors shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Offering Memorandum or in any other documents or arrangements. As used herein, the term "Initial Purchaser" includes any person substituted for an Initial Purchaser under this Section 10.

         SECTION 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Initial Purchasers shall be directed to the Representatives at North Tower, World Financial Center, New York, New York 10281-1201, attention of Cara I. Londin, Esq., with a copy to Fried, Frank, Harris, Shriver & Jacobson, 1 New York Plaza, New York, New York 10004, attention of Valerie Ford Jacob, Esq.; notices to the Company or the Guarantors shall be directed to them at 9800 Crosspoint Boulevard, Indianapolis, Indiana 46256-3350, attention of P. Lawrence Butt, Esq., with a copy to Bass, Berry & Sims PLC, 2700 First American Center, Nashville, Tennessee, 37238, attention of J. Page Davidson, Esq.

         SECTION 12. Parties. This Agreement shall each inure to the benefit of and be binding upon the Initial Purchasers, the Company and the Guarantors and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Initial Purchasers, the Company and the Guarantors and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Initial Purchasers, the Company and the Guarantors and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities and Guarantees from any Initial Purchaser shall be deemed to be a successor by reason merely of such purchase.

         SECTION 13. Governing Law And Time. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY HEREIN REFER TO NEW YORK CITY TIME.

         SECTION 14. Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and the Guarantors a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Initial Purchasers, the Company and the Guarantors in accordance with its terms.

                                        Very truly yours,

                                        MARSH SUPERMARKETS, INC.
                                        CRYSTAL FOOD SERVICES, LLC
                                           By:   Marsh Supermarkets, Inc., its
                                                 Chief Operating Officer
                                        LOBILL FOODS, LLC
                                           By:   Marsh Supermarkets, Inc., its
                                                 Chief Operating Officer
                                        CONTRACT TRANSPORT, LLC
                                           By:   Marsh Supermarkets, Inc., its
                                                 Chief Operating Officer
                                        MARSH SUPERMARKETS, LLC
                                           By:   Marsh Supermarkets, Inc.. its
                                                 Chief Operating Officer
                                        VILLAGE PANTRY, LLC
                                           By:   Marsh Supermarkets, Inc., its
                                                 Chief Operating Officer
                                        MARSH DRUGS, LLC
                                           By:   Marsh Supermarkets, Inc., its
                                                 Chief Operating Officer
                                        MARSH CLEARING HOUSE, LLC
                                           By:   Marsh Supermarkets, Inc., its
                                                 Chief Operating Officer


                                           By:   /s/ Don E. Marsh
                                                 -----------------------------
                                                 Name:   Don E. Marsh
                                                 Title:  President and Chief
                                                         Executive Officer

                                           MARSH DRUGS, INC.
                                           MUNDY REALTY, INC.
                                           MAR PROPERTIES, INC.
                                           MARLEASE, INC.
                                           MARSH INTERNATIONAL, INC.
                                           MARAINES GREENERY, INC.
                                           LIMITED HOLDINGS, INC.
                                           MARSH P.Q., INC.
                                           S.C.T., INC.
                                           NORTH MARION DEVELOPMENT
                                               CORPORATION
                                           CONTRACT TRANSPORT, INC.
                                           TRADEMARK HOLDINGS, INC.


                                           By:  /s/ Don E. Marsh
                                                -------------------------------
                                                Name:    Don E. Marsh
                                                Title:   President


                                           MARSH VILLAGE PANTRIES, INC.
                                           CONVENIENCE STORE DISTRIBUTING
                                             COMPANY
                                             By:  Marsh Village Pantries, Inc.,
                                                  its General Partner

                                                  By:  /s/ Don E. Marsh
                                                       ------------------------
                                                       Name:   Don E. Marsh
                                                       Title:  Chief Executive
                                                               Officer

CONFIRMED AND ACCEPTED,
  as of the date first above written:

MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED
MCDONALD & COMPANY SECURITIES, INC.

By:  MERRILL LYNCH, PIERCE, FENNER & SMITH
            INCORPORATED

By  /s/
   -------------------------------------------
            Authorized Signatory

For itself and the other Initial Purchasers named in Schedule A hereto.

                                   SCHEDULE A

                                                                                                        Principal
                                                                                                        Amount of
         Name of Initial Purchaser                                                                      Securities
         -------------------------                                                                      ----------
Merrill Lynch, Pierce, Fenner & Smith
                Incorporated.................................................................          $120,000,000
McDonald & Company Securities, Inc...........................................................            30,000,000
                                                                                                       ------------
                             Total                                                                     $150,000,000
                                                                                                       ============

                                   SCHEDULE B

                                   Guarantors


MARSH DRUGS, INC. (an Indiana corporation),
MARSH VILLAGE PANTRIES, INC. (an Indiana corporation),
MUNDY REALTY, INC. (an Indiana corporation),
MAR PROPERTIES, INC. (an Indiana corporation),
MARLEASE, INC. (an Indiana corporation),
MARSH INTERNATIONAL, INC. (an Indiana corporation),
MARAINES GREENERY, INC. (an Indiana corporation),
LIMITED HOLDINGS, INC. (an Indiana corporation),
CONVENIENCE STORE DISTRIBUTING COMPANY (an Ohio partnership), MARSH P.Q., INC. (an Indiana corporation),
S.C.T., INC. (an Indiana corporation),
NORTH MARION DEVELOPMENT CORPORATION (an Indiana corporation), CONTRACT TRANSPORT, INC. (an Indiana corporation),
CRYSTAL FOOD SERVICES, LLC (an Indiana limited liability company), LOBILL FOODS, LLC (an Indiana limited liability company),
CONTRACT TRANSPORT, LLC (an Indiana limited liability company), MARSH SUPERMARKETS, LLC (an Indiana limited liability company), VILLAGE PANTRY, LLC (an Indiana limited liability company),
MARSH DRUGS, LLC (an Indiana limited liability company),
TRADEMARK HOLDINGS, INC. (a Delaware corporation),
MARSH CLEARING HOUSE, LLC (an Indiana limited liability company),



                               Other Subsidiaries


C.E. PUBLISHING, INC. (an Indiana corporation)
WALNUT HILL ASSOCIATES (an Indiana partnership)
DECATUR PLAZA ASSOCIATES (an Indiana partnership)

                                   SCHEDULE C

                            MARSH SUPERMARKETS, INC.

                $150,000,000 Senior Subordinated Notes due 2007


         1. The initial offering price of the Securities (including the Guarantees) shall be 99.185% of the principal amount thereof, plus accrued interest, if any, from the date of issuance.

         2. The purchase price to be paid by the Initial Purchasers for the Securities and the Guarantees shall be 96.56% of the principal amount thereof.

         3. The interest rate on the Securities shall be 8 7/8% per annum.

         4. The interest payment dates of the Securities shall be February 1 and August 1 of each year, commencing February 1, 1998.

         5. The Securities and the Guarantees will be subject to redemption at any time on or after August 1, 2002, at the option of the Company and the Guarantors, at the following redemption prices (expressed as percentages of the principal amount), if redeemed during the 12-month period beginning August 1 of the years indicated below:

                                                                  Redemption
                           Year                                      Price
                           ----                                   -----------
                           2002                                    104.438%
                           2003                                    102.958%
                           2004                                    101.479%

and thereafter at 100% of the principal amount, in each case, together with accrued and unpaid interest, if any, to the redemption date (subject to the rights of holders of record on relevant record dates to receive interest due on an interest payment date).

                                                                    Exhibit A-1
                                  _____, 1997

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
                 Incorporated
McDonald & Company Securities, Inc.
c/o Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith
                 Incorporated
North Tower
World Financial Center
New York, NY  10281-1209

Ladies and Gentlemen:

         We have acted as counsel to Marsh Supermarkets, Inc., an Indiana corporation (the "Company"), and the Guarantors (as defined below) in connection with the sale of $150,000,000 in principal amount of the Company's ___% Senior Subordinated Notes due 2007 to Merrill Lynch, Pierce, Fenner & Smith, Incorporated and McDonald & Company Securities, Inc. (the "Initial Purchasers"), pursuant to the Purchase Agreement, dated as of _____, by and among the Company, the guarantors listed on Schedule B thereto (the "Guarantors") and the Initial Purchasers (the "Purchase Agreement"). We have been requested by the Company and the Guarantors to render this opinion pursuant to Section 5(a) of the Purchase Agreement. The terms used in this opinion that are defined in the Purchase Agreement shall have the same definitions when used herein, unless otherwise defined herein.

         In connection with this opinion, we have reviewed, among other matters, the following agreements and instruments:

         1.  the Purchase Agreement;
         2.  the Registration Rights Agreement;
         3.  the DTC Agreement;
         4.  the Guarantees;
         5.  the Indenture
         6.  the Global Note; and
         7.  the form of Exchange Securities

         We have also reviewed such other corporate documents and records of the Company and the Guarantors, such


                                     A-1-1
other certificates of public officials and such other matter as we have deemed necessary or appropriate for purposes of this opinion. As to various issues of fact, we have relied upon the representations and warranties of the Company and the Guarantors contained in the Purchase Agreement and upon statements and certificates of officers of the Company and the Guarantors, without independent verification or investigation.

         We have assumed regarding documents executed by parties other than the Company and the Guarantors that such documents are the valid and binding obligations of and enforceable against such parties. We have also assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures, the conformity to authentic original documents of all documents submitted to us as certified, conformed or photostatic copies and the legal capacity of all natural persons.

         Based on the foregoing, and subject to the assumptions, limitations and qualifications set forth herein, we are of the opinion that:

         1. The Purchase Agreement has been duly authorized by all necessary corporate or partnership action on the part of the Company and each of the Guarantors and has been duly executed and delivered by the Company and by each of the Guarantors.

         2. The Registration Rights Agreement and the DTC Agreement have each been duly authorized by all necessary corporate or partnership action on the part of the Company and, in the case of the Registration Rights Agreement, each of the Guarantors and have been duly executed and delivered by the Company and, in the case of the Registration Rights Agreement, each of the Guarantors and constitute valid and binding obligations of the Company and, in the case of the Registration Rights Agreement, each of the Guarantors, enforceable against the Company and, in the case of the Registration Rights Agreement, each of the Guarantors in accordance with their terms, subject to (a) the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting the rights of creditors and (b) general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance, injunctive relief and other equitable remedies), regardless of whether considered in a proceeding at law or in equity.

         3. The Indenture has been duly authorized by all necessary corporate or partnership action on the part of the Company and each of the Guarantors and has been duly executed and delivered by the Company and each of the Guarantors and


                                     A-1-2
constitutes a valid and binding agreement of the Company and each of the Guarantors, enforceable against the Company and each of the Guarantors in accordance with its terms, subject to (a) the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting the rights of creditors and (b) general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance, injunctive relief and other equitable remedies), regardless of whether considered in a proceeding at law or in equity.

         4. The Securities and Guarantees are in the form contemplated by the Indenture, have been duly authorized by all necessary corporate or partnership action on the part of the Company and each of the Guarantors and, when executed by the Company and each of the Guarantors and authenticated by the Trustee in the manner provided in the Indenture (assuming the due authorization, execution and delivery of the Indenture by the Trustee) and delivered against payment of the purchase price therefor will constitute valid and binding obligations of the Company and each of the Guarantors, enforceable against the Company and each of the Guarantors in accordance with their terms, subject to (a) the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting the rights of creditors and (b) general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance, injunctive relief and other equitable remedies), regardless of whether considered in a proceeding at law or in equity.

         5. The Exchange Securities have been duly authorized by all necessary corporate or partnership action on the part of the Company and each of the Guarantors and, when executed and authenticated and issued and delivered by the Company and each of the Guarantors in exchange for the Securities and the Guarantees pursuant to the Exchange Offer, will constitute valid and binding obligations of the Company and each of the Guarantors, enforceable against the Company and each of the Guarantors in accordance with their terms, subject to
(a) the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance, fraudulent transfer and other similar laws relating to or affecting the rights of creditors and (b) general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance, injunctive relief and other equitable remedies), regardless of whether considered in a proceeding at law or in equity.



                                     A-1-3

         6. The Securities, the Guarantees and the Indenture conform in all material respects to the descriptions thereof contained in the Offering Memorandum.

         7. The documents incorporated by reference in the Offering Memorandum (other than the financial statements and notes and supporting schedules thereto, or other statistical data derived from the financial statements and notes and supporting schedules thereto, contained or required to be contained in the Offering Memorandum, as to which we express no opinion), when they were filed with the Commission, or, in the case of the Company's Annual Report on Form 10-K for the year ended March 29, 1997, at the time of its amendment filed with the Commission on July 15, 1997, complied as to form in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder.

         8. The information in the Offering Memorandum under "Exchange Offer; Registration Rights," "Description of the Notes" and "Description of Certain Indebtedness," to the extent that it constitutes matters of law, summaries of legal matters, the Company's charter and bylaws or legal proceedings, or legal conclusions, has been reviewed and is correct in all material respects.

         9. No authorization, approval, consent, license, order, registration, qualification or decree of any court or governmental authority or agency is necessary or required in connection with the due authorization, execution and delivery of the Purchase Agreement or the due execution, delivery or performance of the Indenture by the Company or any of the Guarantors or for the offering, issuance, sale or delivery of the Securities and the Guarantees to the Initial Purchasers or the resale by the Initial Purchasers in accordance with the Purchase Agreement or for the performance by the Company or any of the Guarantors of their respective obligations thereunder, in connection with the offering, issuance or sale of the Securities and Guarantees under the Purchase Agreement or for the consummation of the transaction contemplated by the Purchase Agreement, the Registration Rights Agreement, the Indenture, the DTC Agreement, the Securities, the Guarantees and the Exchange Securities (including the issuance and sale of the Securities and Guarantees as described in the Offering Memorandum under the caption "Use of Proceeds"), except such as have been obtained and such as may be required under the 1933 Act, the Trust Indenture Act or under applicable securities laws of the various jurisdictions in which the Securities, Guarantees and Exchange Securities will be offered or sold.

         10. Assuming the truthfulness of the representations and warranties of the Initial Purchasers contained in the Purchase Agreement, it is not necessary in


                                     A-1-4
connection with the offer, sale and delivery of the Securities and Guarantees to the Initial Purchasers and to each Subsequent Purchaser in the manner contemplated by the Purchase Agreement and the Offering Memorandum to register the Securities and Guarantees under the 1933 Act or to qualify the Indenture under the Trust Indenture Act except as contemplated by the Offering Memorandum, the Purchase Agreement and the Registration Rights Agreement.

         11. Except as described in the Offering Memorandum, the execution, delivery and performance of the Purchase Agreement, the Registration Rights Agreement, the Indenture, the DTC Agreement, the Securities, the Guarantees and the Exchange Securities, the consummation of the transactions contemplated in the Purchase Agreement and in the Offering Memorandum (including the issuance and sale of the Securities and the Guarantees and the use of proceeds from the sale of the Securities and the Guarantees as described in the Offering Memorandum under the caption "Use of Proceeds"), and compliance by the Company and the Guarantors with their respective obligations under the Purchase Agreement, the Registration Rights Agreement, the Indenture, the DTC Agreement, the Securities, the Guarantees and the Exchange Securities do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or a Repayment Event (as defined below; except to the extent that such breach, default or Repayment Event relates to the incurrence of indebtedness which has been previously provided for pursuant to the Escrow Agreement dated August __, 1997 between the Company and State Street Bank and Trust Company of Connecticut, N.A.) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Guarantor or any of their respective subsidiaries pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease, or any other agreement or instrument, limited in each case to those related to the incurrence of indebtedness or filed as an exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended March 29, 1997, to which the Company or any Guarantor or any of their respective subsidiaries is a party, nor will such action result in any violation of (i) the provisions of the charter or bylaws or other constituent documents of the Company; (ii) any applicable law, statute, rule or regulation, in each case of the United States; or (iii) any judgment, order, writ or decree, in each case in the clause (iii) listed on a schedule attached hereto, of any government, government instrumentality or court having jurisdiction over the Company. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of the Guarantors.



                                     A-1-5

         12. Neither the Company nor any of the Guarantors is an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the 1940 Act.

         The limitations inherent in the independent verification of factual matters and the character of determinations involved in the offering process are such that we have not verified and, except as to the description in the Offering Memorandum of statutes, regulations, legal proceedings and contracts and other instruments, are not passing upon and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Offering Memorandum.

         We have participated in conferences with representatives of the Initial Purchasers, officers and other representatives of the Company and representatives of Ernst & Young LLP, independent certified public accountants of the Company, however, at which conferences the contents of the Offering Memorandum and related matters were discussed, and although we do not pass upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Offering Memorandum, on the basis of the foregoing, no facts have come to our attention which lead us to believe that the Offering Memorandum at the time of issuance contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Offering Memorandum, as amended or supplemented at the Closing Time, contained or contains an untrue statement of material fact or omitted or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; except that in each case, we express no opinion with respect to the financial statements and notes and supporting schedules thereto, or other statistical data derived from the financial statements and notes and supporting schedules thereto, contained or required to be contained in the Offering Memorandum.

         We express no opinion herein other than as to the law of the State of Tennessee, the federal law of the United States and the Delaware General Corporation Law. With respect to the opinions set forth in paragraphs 2, 3, 4 and 5 to the extent they are governed by New York law, we have relied solely upon the opinion of Fried, Fried, Harris, Shriver & Jacobson addressed to you of even date herewith and we have made on independent examination of the law of such jurisdiction. With respect to matters of Indiana and Ohio law, we have relied solely on the opinion of P. Lawrence Butt, Vice President, Counsel and Secretary of the Company, addressed to you of even date herewith and we have made no independent examination of the law of such jurisdiction.


                                     A-1-6

         Our opinion is rendered as of the date hereof and we assume no obligation to advice you of changes in law or fact (or the effect thereof on the opinions expressed herein) that hereafter may come to our attention.

         Subject to the foregoing, this opinion is rendered solely for your information in connection with the above-referenced transaction and may not be delivered or quoted to any other person or relied upon for any other purpose without our prior written consent.

                                          Very truly yours,




                                     A-1-7

                                                                   Exhibit A-2
                                 August 5, 1997

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
                 Incorporated
McDonald & Company Securities, Inc.
c/o Merrill Lynch & Co.
North Tower
World Financial Center
New York, NY  10281-1209

                  Re:      Marsh Supermarkets, Inc.
                           $150,000,000     % Senior Subordinated Securities
                           Due 2007

Ladies and Gentlemen:

         I have acted as counsel for Marsh Supermarkets, Inc., an Indiana corporation (the "Company"), and the Guarantors (as defined below) in connection with the sale of an aggregate of $150,000,000 principal amount of the Company's % Senior Subordinated Notes, due 2007 (the "Securities"), to Merrill Lynch & Co. and McDonald Securities, Inc. (the "Initial Purchasers"), pursuant to that certain Purchase Agreement, dated July 29, 1997 among the Company, the guarantors listed on Schedule B thereto (the "Guarantors") and the Initial Purchasers (the "Purchase Agreement"). I have been requested by the Company and the Guarantors to render this opinion pursuant to Section 5(a) of the Purchase Agreement. The terms used herein that are defined in the Purchase Agreement shall have the same meaning when used herein, unless otherwise defined herein.

         In connection with the opinion below, I have reviewed, among other matters the following agreement and instruments (hereinafter referred to collectively as the "Documents"):

         1. Purchase Agreement;
         2. Registration Rights Agreement;
         3. DTC Agreement;
         4. Guarantees;
         5. Indenture;
         6. The Global Note; and
         7. The form of Exchange Securities.


                                     A-2-1

         I have also reviewed such corporate documents and records of the Company and the Guarantors, certificates of public officials and such other matters as I have deemed necessary for purposes of the opinions expressed below. As to various issues of fact, I have relied upon the representations and warranties of the Company and the Guarantors contained in the Purchase Agreement and upon statements and certificates of officers of the Company and the Guarantors, without independent verification or investigation.

         I have assumed regarding the execution of the Documents by parties other than the Company and the Guarantors that each such party has the requisite power, capacity and authority to execute and deliver the Documents to which they are a party and to perform their respective obligations thereunder, and that the Documents are valid and binding obligations of and enforceable against such parties. I have also assumed the authenticity of all Documents submitted to me as originals, the genuineness of all signatures, and the conformity to authentic original Documents of all Documents submitted to me as certified, conformed or photostatic copies and the legal capacity of all natural persons.

         Whenever my opinion herein with respect to the existence of absence of facts is qualified b the phrase "to the best of my knowledge" or "of which I have knowledge", it is intended to indicate that, during the course of my representation of the Company, no information has come to my attention which would give me actual knowledge of the existence or absence of such fact, as appropriate. Moreover, with the exception of reasonable inquiries I have made of the officers of the Company, I have not undertaken any independent investigation to determine the existence or absence of such facts and any limited inquiries made by me during the preparation of this opinion should not be regarded as such an investigation.

         It should be expressly understood that I am licensed to practice law only in the State of Indiana. Accordingly, except as expressly set forth therein, this opinion is limited to the laws of the State of Indiana, the General Corporation Law of the State of Delaware and the general partnership of the State of Ohio, and I express no opinion with respect to the effect upon the Documents of any laws other than the laws of the State of Indiana, the General Corporation Law of the State of Delaware and the general partnership law of the State of Ohio.

         Based on and subject to the assumptions, limitations ands qualifications set forth herein, I am of the opinion that as of the date hereof;

         1. The Company is a corporation duly incorporated and validly existing under the laws of the State of Indiana.


                                     A-2-2

         2. The Company has the corporate power and authority to own, lease and operate its properties and to conduct the business as described in the Offering Memorandum and to enter into and perform its obligations under the Documents.

         3. The Company is duly qualified as a foreign corporation to transact business in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify would not result in a Material Adverse Effect.

         4. The authorized, issued and outstanding capital stock of the Company is as set forth in the financial statements, including the schedules and notes, included in the Offering Memorandum (except for subsequent issuances, if any, pursuant to reservations, agreements, employee benefit plans or the exercise of convertible securities or options referred to in the Offering Memorandum); the shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; and none of the outstanding shares of the capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company.

         5. Each of the Guarantors has been duly incorporated (if it is a corporation) and is validly existing as a corporation, limited liability company or partnership, as the case may be, under the laws of the jurisdiction of its incorporation, organization or existence, has corporate, limited liability company or partnership power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and is duly qualified as a foreign corporation, limited liability company or partnership to transact business in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify would not result in a Material Adverse Effect; all of the issued and outstanding capital stock or limited liability company or partnership interests of each Guarantor has been duly authorized and validly issued, is fully paid and non-assessable and, to the best of my knowledge and information, is owned by the Company either directly or through one or more of the Guarantors, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim.

         6. There is not pending or, to the best of my knowledge, threatened, any action, suit, proceeding, inquiry or investigation, to which the Company or any Guarantor is a party, or to which the property of the Company or of any Guarantor is subject, before or brought by any court or governmental agency or body, which might reasonably be expected to result in a Material Adverse Effect or might reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in the Purchase Agreement or the performance by the


                                     A-2-3

Company or any Guarantor of their respective obligations under the Purchase Agreement, Securities, Guarantees or Exchange Securities.

         7. The information in the Offering Memorandum under "Risk Factors-Risk of Environmental Liabilities", "Business-Legal Proceedings" and "Business Regulatory Matters", to the extent that it constitutes matters of law, summaries of legal matters, the Company's Restated Articles of Incorporation and Bylaws or legal proceedings, or legal conclusion, has been reviewed and is correct in all material respects.

         8. All descriptions in the Offering Memorandum and in the documents incorporated by reference therein of contracts and other documents to which the Company or any Guarantor is a party are accurate in all material respects; to the best of my knowledge, there are no franchises, contracts, indentures, loan agreements, notes, leases or other instruments that would be required to be described in the Offering Memorandum and in the documents incorporated by reference therein that are not described or referred to in the Offering Memorandum or the documents incorporated by reference therein other than those described or referred to therein, and the descriptions thereof or references thereto are correct in all material respects.

         9. Neither the Company nor any of the Guarantors is in violation of its Articles of Incorporation and By laws or, if not a corporation, equivalent constituent documents, and to the best of my knowledge, no default by the Company or any Guarantor exists in the due performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described in or referred to in the Offering Memorandum or filed or incorporated by reference as an exhibit to the Offering Memorandum or to any document incorporated by reference therein which default, singly or in the aggregate, would have a Material Adverse Effect.

         10. The execution, delivery and performance of the Documents, the consummation of the transactions contemplated in the Purchase Agreement and in the Offering Memorandum (including the issuance and sale of the Securities and the Guarantees and the use of the proceeds from the sale of the Securities and Guarantees as described in the Offering Memorandum under the caption "Use of Proceeds"), and compliance by the Company and the Guarantors with their respective obligations under the Documents do not and will not, whether with or without the giving of notice or the passage of time, or both, conflict with or constitute a breach of, or default or a Repayment Event (as defined below; except to the extent that such breach, default or Repayment Event relates to the incurrence of indebtedness which has been previously provided for pursuant to the Escrow Agreement, dated August _, 1997, between the Company and State Street Bank and Trust Company of Connecticut, N.A.) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of


                                     A-2-4
the Company or any Guarantor pursuant to, any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease, or any other agreement or instrument to which the Company or any Guarantor is a party, nor will such action result in any violation of (i) the provisions of the Article of Incorporation or Bylaws of the Company or other constituent document of any Guarantor or (ii) any applicable law, statute, rule or regulation, judgment, order, writ or decree of any government, government instrumentality or court having jurisdiction over the Company or any Guarantor or any of their assets or properties. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any Guarantor.

         This opinion is rendered solely as to the matters set forth herein based on the laws in effect on the date hereof, except as otherwise noted herein, and no other opinion should be inferred therefrom. I assume no obligation to advise you of changes of law or fact (or the effect thereof on the opinions expressed herein) that hereafter may come to my attention. I have furnished this opinion to you solely for your information in connection with the above referenced transaction and this opinion may not be delivered or quoted to any other person or relied upon by any other person other than yourself or for any other purpose without the prior written consent of the undersigned, except that Bass, Berry & Sims and Fried, Frank, Harris, Shriver & Jacobson may rely on this opinion as if it were addressed to them.




                                     A-2-5

                                                                      Exhibit B

[FORM OF ACCOUNTANTS' COMFORT LETTER PURSUANT TO SECTION 5(d)]


         (1) We are independent public accountants with respect to the Company and the Guarantors within the meaning of the Securities Act of 1933, as amended (the "1933 Act") and the published rules and regulations thereunder.

         (2) In our opinion, the audited financial statements included or incorporated by reference in the Offering Memorandum comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the published rules and regulations thereunder.

         (3) On the basis of procedures (but not an examination in accordance with generally accepted auditing standards) consisting of a reading of the unaudited interim consolidated financial statements of the Company for the 12-week periods ended June 21, 1997 and June 22, 1996 (the "12-week financials"), a reading of the latest available interim consolidated financial statements of the Company, a reading of the minutes of all meetings of the stockholders and board of directors and committees of the board of directors of the Company and the Guarantors and their subsidiaries since January 1, 1996, inquiries of certain officials of the Company and the Guarantors and their subsidiaries responsible for financial and accounting matters, a review of the 12-week financials in accordance with standards established by the American Institute of Certified Public Accountants in Statement on Auditing Standards No. 71, Interim Financial Information ("SAS 71"), and such other inquiries and procedures as may be specified in such letter, nothing came to our attention that caused us to believe that:

                          (A) the 12-week financials were not determined on a
             basis substantially consistent with that of the corresponding amounts in the audited consolidated financial statements;

                          (B) at July 19, 1997 there was any change in the
             capital stock of the Company and its subsidiaries or any decrease in the total assets, working capital or total shareholders' equity of the Company and its subsidiaries on a consolidated basis or any increase in the long-term liabilities of the Company and its subsidiaries on a consolidated basis, in each case as compared with amounts shown in the latest consolidated balance sheet included in the Offering Memorandum, except in each case for changes, decreases or increases that the Offering Memorandum discloses have occurred or may occur, or that at a specified date not more than three business days prior to the date of this Agreement there was any change in the capital stock of the Company and its subsidiaries or any increase in the long-term liabilities of the Company and its subsidiaries on a consolidated basis, in each case as compared with amounts shown in the latest consolidated balance sheet included in the Offering Memorandum, except in each case for changes, decreases or increases that the Offering Memorandum discloses have occurred or may occur; or

                          (C) for the period from March 30, 1997 to July 19,
             1997 there was any decrease in sales and other revenues, gross profit, operating profit, income before income taxes or net income, in each case as compared with the comparable period in the preceding year, except in each case for any decreases that the Offering Memorandum discloses have occurred or may occur, or for the period from June 22, 1997 to a specified date not more than three business days prior to the date of this Agreement, there was any decrease in sales and other revenues, as compared with the comparable period in the preceding year, except in each case for any decreases that the Offering Memorandum discloses have occurred or may occur.

         (4) Based upon the procedures set forth in clauses (2) and (3) above and a reading of the Selected Financial Data included in the Offering Memorandum and a reading of the financial statements from which such data were derived, nothing came to our attention that caused us to believe that the Selected Financial Data included in the Offering Memorandum do not conform in all material respects with the disclosure requirements of Item 301 of Regulation S-K of the 1933.

         (5) We have compared the information in the Offering Memorandum under selected captions with the disclosure requirements of Regulation S-K of the 1933 Act and on the basis of limited procedures specified herein, nothing came to our attention that caused us to believe that this information does not conform in all material respects with the disclosure requirements of Items 302, 402 and 503(d), respectively, of Regulation S-K.

         (6) In addition to the procedures referred to in clause (2) above, we have performed other procedures, not constituting an audit, with respect to certain amounts, percentages, numerical data and financial information appearing in the Offering Memorandum and in documents incorporated by reference therein, which are specified herein, and have compared certain of such items with, and have found such items to be in agreement with, the accounting and financial records of the Company.

           THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION AS SET FORTH BELOW.

           BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT ("RULE 144A")) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) (AN "ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION, (2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A INSIDE THE UNITED STATES, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) OUTSIDE THE UNITED STATES PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS IN AN

           OFFSHORE TRANSACTION WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) INSIDE THE UNITED STATES TO AN INSTITUTIONAL "ACCREDITED INVESTOR" THAT IS ACQUIRING THE SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (II) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE. AS USED HEREIN, THE TERMS "UNITED STATES," "OFFSHORE TRANSACTION," AND "U.S. PERSON" HAVE THE RESPECTIVE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

           THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY OR A SUCCESSOR DEPOSITARY. TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF CEDE & CO. OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN SECTIONS 306 AND 307 OF THE INDENTURE.

           UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT AND ANY SUCH CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF
           DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                            MARSH SUPERMARKETS, INC.

                               ------------------

               8 7/8% SENIOR SUBORDINATED NOTE DUE 2007, SERIES A

                                                         CUSIP NO. 571783 AC 3

No.      1                                               $150,000,000
    -----------

                  Marsh Supermarkets, Inc., an Indiana corporation (herein called the "Company," which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of $150,000,000 United States dollars on August 1, 2007, at the office or agency of the Company referred to below, and to pay interest thereon from August 5, 1997, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually on February 1 and August 1 in each year, commencing February 1, 1998 at the rate of 8 7/8% per annum, subject to adjustments as described in the second following paragraph, in United States dollars, until the principal hereof is paid or duly provided for. Interest shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

                  The Holder of this Series A Security is entitled to the benefits of the Registration Rights Agreement among the Company, the Guarantors and the Initial Purchasers, dated August 5, 1997, pursuant to which, subject to the terms and conditions thereof, the Company and the Guarantors are obligated to consummate the Exchange Offer pursuant to which the Holder of this Security (and the related Guarantees) shall have the right to exchange this Security (and the related Guarantees) for 8 7/8% Senior Subordinated Notes due 2007, Series B and related guarantees (herein called the "Series B Securities") in like principal amount as provided therein. The Series A Securities and the Series B Securities are together (including related Guarantees) referred to as the "Securities." The Series A Securities rank pari passu in right of payment with the Series B Securities.

                  In the event that either (a) the Exchange Offer Registration Statement is not filed with the Commission on or prior to the 30th calendar day following the date of original issue of the Series A Securities, (b) the Exchange Offer Registration Statement has not been declared effective on or prior to the 90th calendar day following the date of original issue of the Series A Securities or (c) the Exchange Offer is not consummated on or prior to the 120th calendar day following the date of original issue of the Series A Securities or a Shelf Registration Statement is not declared effective on or prior to the 120th calendar day following the date of original issue of the Series A Securities (each such event referred to in clauses (a) through (c) above, a "Registration Default"), the interest rate borne by the Series A Securities shall be increased by one-quarter of one percent per annum upon the occurrence of each Registration Default, which rate (as increased as aforesaid) will increase by one quarter of one percent each 90-day period that such additional interest continues to accrue under any such circumstance, with an aggregate maximum increase in the interest rate equal to one percent (1%) per annum. Following the cure of all Registration Defaults the accrual of additional interest will cease and the interest rate will revert to the original rate.

                  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or any Predecessor Security) is registered at the close of business on the Regular Record Date for such interest, which shall be the January 15 or July 15 (whether or not a Business
Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid, or duly provided for, and interest on such defaulted interest at the interest rate borne by the Series A Securities, to the extent lawful, shall forthwith cease to be payable to the Holder on such Regular Record Date, and may either be paid to the Person in whose name this Security (or any Predecessor Security) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in this Indenture.

                  Payment of the principal of, premium, if any, and interest on, this Security, and exchange or transfer of the Security, will be made at the office or agency of the Company in The City of New York maintained for that purpose, or at such other office or agency as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register.

                  Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  This Security is entitled to the benefits of Guarantees by each of the Guarantors of the punctual payment when due of the Indenture Obligations made in favor of the Trustee for the benefit of the Holders. Reference is hereby made to Article

Fourteen of the Indenture for a statement of the respective rights, limitations of rights, duties and obligations under the Guarantees of each of the Guarantors.

                  Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof or by the authenticating agent appointed as provided in the Indenture by manual signature of an authorized signer, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by the manual or facsimile signature of its authorized officers and its corporate seal to be affixed or reproduced hereon.

Dated:                         MARSH SUPERMARKETS, INC.


                               By:
                                   -------------------------------------
                                   Name:   Don E. Marsh
                                   Title:  President and Chief Executive
                                           Officer

Attest:


----------------------------
     Authorized Officer

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION.


                  This is one of the 8 7/8% Senior Subordinated Notes due 2007, Series A referred to in the within-mentioned Indenture.

                               STATE STREET BANK AND TRUST COMPANY, as Trustee



                               By:
                                   ------------------------------------
                                   Authorized Signer

                            MARSH SUPERMARKETS, INC.
               8 7/8% Senior Subordinated Note due 2007, Series A

                  This Security is one of a duly authorized issue of Securities of the Company designated as its 8 7/8% Senior Subordinated Notes due 2007, Series A (herein called the "Securities"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $150,000,000, issued under and subject to the terms of an indenture (herein called the "Indenture") dated as of August 5, 1997, among the Company, the Guarantors and State Street Bank and Trust Company, as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Guarantors, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

                  The Indenture contains provisions for defeasance at any time of (a) the entire Indebtedness on the Securities and (b) certain restrictive covenants and related Defaults and Events of Default, in each case upon compliance with certain conditions set forth therein.

                  The Securities are subject to redemption at any time on or after August 1, 2002, at the option of the Company, in whole or in part, on not less than 30 nor more than 60 days' prior notice to the Holders by first-class mail, in amounts of $1,000 or an integral multiple thereof, at the following redemption prices (expressed as percentages of the principal amount), if redeemed during the 12-month period beginning August 1 of the years indicated below:

                                                                                   Redemption
                            Year                                                      Price
                            ----                                                   ----------
                            2002......................................              104.438%
                            2003......................................              102.958%
                            2004......................................              101.479%

and thereafter at 100% of the principal amount, in each case, together with accrued and unpaid interest, if any, to the Redemption Date (subject to the rights of Holders of record on relevant Regular Record Dates or Special Record Dates to receive interest due on an Interest Payment Date).

                  If less than all of the Securities are to be redeemed, the Trustee shall select the Securities or portions thereof to be redeemed pro rata, by lot or by any other method the Trustee shall deem fair and reasonable.

                  Upon the occurrence of a Change of Control, each Holder may require the Company to purchase such Holder's Securities in whole or in part in integral multiples of $1,000, at a purchase price in cash in an amount equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the date of purchase, pursuant to a Change of Control Offer in accordance with the procedures set forth in the Indenture.

                  Under certain circumstances, in the event the Net Cash Proceeds received by the Company from any Asset Sale, which proceeds are not used to repay Senior Indebtedness or invested in capital expenditures, properties or other assets or inventories that replace the properties and assets that were the subject of the Asset Sale or which will be used in the business of the Company or its Subsidiaries existing on the date of the Indenture or in businesses reasonably related thereto, exceeds a specified amount the Company will be required to apply such proceeds to the repayment of the Securities and certain Indebtedness ranking pari passu in right of payment to the Securities which Securities and Indebtedness are purchased at the option of the Holder as described in the Indenture.

                  In the case of any redemption or repurchase of Securities in accordance with the Indenture, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities of record as of the close of business on the relevant Regular Record Date or Special Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption and payment provision is made in accordance with the Indenture shall cease to bear interest from and after the Redemption Date.

                  In the event of redemption or repurchase of this Security in accordance with the Indenture in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

                  If an Event of Default shall occur and be continuing, the principal amount of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

                  The Indenture permits, with certain exceptions (including certain amendments permitted without the consent of any Holders) as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantors and the rights of the Holders under the Indenture and the Securities and the Guarantees at any time by the Company and the Trustee with the consent of the Holders of a specified percentage in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the

Company and the Guarantors with certain provisions of the Indenture and the Securities and the Guarantees and certain past Defaults under the Indenture and the Securities and the Guarantees and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

                  The Series A Securities are, to the extent and manner provided in Article Thirteen of the Indenture, subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness.

                  No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, any Guarantor or any other obligor on the Securities (in the event such Guarantor or such other obligor is obligated to make payments in respect of the Securities), which is absolute and unconditional, to pay the principal of, premium, if any, and interest on, this Security at the times, place, and rate, and in the coin or currency, herein prescribed, subject to the subordination provisions of the Indenture.

                  If this Series A Security is in certificated form, then as provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for such purpose in The City of New York or at such other office or agency of the Company as may be maintained for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or its attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  If this Series A Security is in certificated form, then as provided in the Indenture and subject to certain limitations therein set forth, the Holder, provided it is a Qualified Institutional Buyer, may exchange this Series A Security for a Book-Entry Security by instructing the Trustee (by completing the Transferee Certificate in the form in Appendix I) to arrange for such Series A Security to be represented by a beneficial interest in a Global Security in accordance with the customary procedures of the Depository, unless the Company has elected not to issue a Global Security.

                  If this Series A Security is a U.S. Global Security, it is exchangeable for a Series A Security in certificated form as provided in the Indenture and in accordance with the rules and procedures of the Trustee and the Depositary. In addition, certificated securities shall be transferred to all beneficial holders in exchange for their beneficial interests in the U.S. Global Securities if (x) the Depositary notifies the Company that it is unwilling or unable to continue as depository for the U.S. Global Security and a successor depositary is not appointed by the Company within 90 days or (y) there shall have occurred and be continuing an Event of Default and the Security Registrar has received a request from the Depositary. Upon any such issuance, the Trustee is required to register such certificated Series A Securities in the name of, and cause the same to be delivered to, such Person or Persons (or the nominee of any thereof). All such certificated Series A Securities would be required to include the Private Placement Legend.

                  Series A Securities in certificated form are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Series A Securities are exchangeable for a like aggregate principal amount of Securities of a differing authorized denomination, as requested by the Holder surrendering the same.

                  At any time when the Company is not subject to Sections 13 or 15(d) of the Exchange Act, upon the written request of a Holder of a Series A Security, the Company will promptly furnish or cause to be furnished such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto) to such Holder or to a prospective purchaser of such Series A Security who such Holder informs the Company is reasonably believed to be a "Qualified Institutional Buyer" within the meaning of Rule 144A under the Securities Act, as the case may be, in order to permit compliance by such Holder with Rule 144A under the Securities Act.

                  No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  Prior to due presentment of this Security for registration of transfer, the Company, any Guarantor, the Trustee and any agent of the Company, any Guarantor or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, any Guarantor, the Trustee nor any such agent shall be affected by notice to the contrary.

                  THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

                  All terms used in this Security which are defined in the Indenture and not otherwise defined herein shall have the meanings assigned to them in the Indenture.

                       OPTION OF HOLDER TO ELECT PURCHASE

                  If you wish to have this Security purchased by the Company pursuant to Section 1013 or Section 1016, as applicable, of the Indenture, check the Box: [ ].


                  If you wish to have a portion of this Security purchased by the Company pursuant to Section 1013 or Section 1016 as applicable, of the Indenture, state the amount (in original principal amount):




                               $                .
                                 ---------------



Date:                                    Your Signature:
       -------------------                                ---------------------

(Sign exactly as your name appears on the other side of this Security)

Signature Guarantee:
                      ----------------------------------

[Signature must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15]

                                TRANSFER NOTICE


         FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.
-----------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
(Please print or typewrite name and address including zip code of assignee)


-------------------------------------------------------------------------------
the within Security and all rights thereunder, hereby irrevocably constituting and appointing


-------------------------------------------------------------------------------
attorney to transfer such Security on the books of the Company with full power of substitution in the premises.

         In connection with any transfer of this Security occurring prior to the date which is the earlier of the date of an effective Registration Statement or August 5, 1999, the undersigned confirms that without utilizing any general solicitation or general advertising that:

                                  [Check One]

[ ]  (a)  this Security is being transferred in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.
                                       or
                                       --
[ ] (b) this Security is being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the Indenture.

If none of the foregoing boxes is checked, the Trustee or other Security Registrar shall not be obligated to register this Security in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 307 of the Indenture shall have been satisfied.

Date:
      -----------------------               -----------------------------------
                                            NOTICE: The signature to this
                                            assignment must correspond with the
                                            name as written upon the face of
                                            the within-mentioned instrument in
                                            every particular, without
                                            alteration or any change
                                            whatsoever.

Signature Guarantee:
                     -----------------------------

[Signature must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15]


TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

         The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:
      ------------------   ----------------------------------------------------
                           NOTICE:  To be executed by an authorized signatory

                                   GUARANTEES

         For value received, each of the undersigned hereby absolutely, unconditionally and irrevocably guarantees, jointly and severally, to the holder of this Security the payment of principal of, premium, if any, and interest on this Security upon which these Guarantees are endorsed in the amounts and at the time when due and payable whether by declaration thereof, or otherwise, and interest on the overdue principal and interest, if any, of this Security, if lawful, and the payment or performance of all other obligations of the Company under the Indenture or the Securities, to the holder of this Security and the Trustee, all in accordance with and subject to the terms and limitations of this Security and Article Fourteen of the Indenture. These Guarantees will not become effective until the Trustee duly executes the certificate of authentication on this Security. This Guarantee shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of law principles thereof. The Indebtedness evidenced by these Guarantees are, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Guarantor Senior Indebtedness (as defined in the Indenture), whether outstanding on the date of the Indenture or thereafter, and the Guarantees are issued subject to such provisions.

Dated:

                                MARSH DRUGS, INC.
                                MUNDY REALTY, INC.
                                MAR PROPERTIES, INC.
                                MARLEASE, INC.
                                MARSH INTERNATIONAL, INC.
                                MARAINES GREENERY, INC.
                                LIMITED HOLDINGS, INC.
                                MARSH P.Q., INC.
                                S.C.T., INC.
                                NORTH MARION DEVELOPMENT
                                   CORPORATION
                                CONTRACT TRANSPORT, INC.
                                TRADEMARK HOLDINGS, INC.


                                By:
                                     ------------------------------------------
                                     Name:    Don E. Marsh
                                     Title:   President

                                CRYSTAL FOOD SERVICES, LLC
                                   By:   Marsh Supermarkets, Inc., its
                                         Chief Operating Officer
                                LOBILL FOODS, LLC
                                   By:   Marsh Supermarkets, Inc., its
                                         Chief Operating Officer
                                CONTRACT TRANSPORT, LLC
                                   By:   Marsh Supermarkets, Inc., its
                                         Chief Operating Officer
                                MARSH SUPERMARKETS, LLC
                                   By:   Marsh Supermarkets, Inc.. its
                                         Chief Operating Officer
                                VILLAGE PANTRY, LLC
                                   By:   Marsh Supermarkets, Inc., its
                                         Chief Operating Officer
                                MARSH DRUGS, LLC
                                   By:   Marsh Supermarkets, Inc., its
                                         Chief Operating Officer
                                MARSH CLEARING HOUSE, LLC
                                   By:   Marsh Supermarkets, Inc., its
                                         Chief Operating Officer


                                         By:
                                              ---------------------------------
                                              Name:   Don E. Marsh
                                              Title:  President and Chief
                                                      Executive Officer



                                MARSH VILLAGE PANTRIES, INC.
                                CONVENIENCE STORE DISTRIBUTING
                                   COMPANY
                                   By:   Marsh Village Pantries, Inc., its
                                         General Partner


                                         By:
                                              ---------------------------------
                                              Name:   Don E. Marsh
                                              Title:  Chief Executive Officer


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




Attest:
          ------------------------------------
          P. Lawrence Butt, Secretary
          Marsh Supermarkets, Inc.
          Marsh Drugs, Inc.
          Marsh Village Pantries, Inc.
          Mundy Realty, Inc.
          Mar Properties, Inc.
          Marlease, Inc.
          Marsh International, Inc.
          Maraines Greenery, Inc.
          Limited Holdings, Inc.
          Marsh Village Pantries, Inc., as
             general partner of Convenience
             Store Distributing Company
          Marsh P.Q., Inc.
          S.C.T., Inc.
          North Marion Development Corporation
          Contract Transport, Inc.
          Marsh Supermarkets, Inc.,
             as Chief Operating Officer of
             Crystal Food Services, LLC
             LoBill Foods, LLC
             Contract Transport, LLC
             Marsh Supermarkets, LLC
             Village Pantry, LLC
             Marsh Drugs, LLC
             Marsh Clearing House, LLC


Attest:
          -------------------------------------
          P. Lawrence Butt, Assistant Secretary
          Trademark Holdings, Inc.


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